UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2024

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

DE	001-14039	64-0844345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Briarlake Plaza
2000 W. Sam Houston Parkway S., Suite 2000
Houston, TX 77042

(Address of Principal Executive Offices, and Zip Code)

(281) 589-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement
On January 3, 2024, Callon Petroleum Company, a Delaware corporation (“Callon”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with APA Corporation (“APA”) and Astro Comet Merger Sub Corp., a wholly owned subsidiary of APA (“Merger Sub”).
The Merger Agreement provides that, among other things and subject to the terms and conditions of the Merger Agreement, (1) Merger Sub will be merged with and into Callon (the “Merger”), with Callon surviving and continuing as the surviving corporation in the Merger, and, (2) at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock of Callon (other than Excluded Shares (as defined in the Merger Agreement)) will be converted into the right to receive, without interest, 1.0425 shares of common stock of APA, with cash in lieu of fractional shares.
Additionally, pursuant to the Merger Agreement, at the Effective Time, each outstanding award issued pursuant to the Company Stock Plans (as defined in the Merger Agreement) will be treated as follows:
•Each restricted stock unit (each, a “Company RSU”) that is vested (but not yet settled) or that vests by its terms solely as a result of the consummation of the transactions contemplated by the Merger Agreement will be cancelled and converted into the right to receive (without interest) a number of shares of APA common stock equal to the product of (1) the number of shares of Callon common stock subject to such Company RSU immediately prior to the Effective Time, multiplied by (2) the Exchange Ratio (as defined in the Merger Agreement), payable by the surviving corporation no later than five business days following the Effective Time, less any required withholding;
•Each Company RSU that is not a Vested Company RSU (as defined in the Merger Agreement) will be assumed by APA and converted into a number of restricted stock units with respect to shares of APA common stock (such restricted stock unit, a “Converted RSU”) equal to the product of the number of shares of Callon common stock subject to such Company RSU immediately prior to the Effective Time multiplied by the Exchange Ratio. Each such Converted RSU will continue to be governed by the same terms and conditions as were applicable to the corresponding Company RSU immediately prior to the Effective Time;
•Each market stock unit (each, a “Company MSU”) will be assumed by APA and converted into a number of Converted RSUs equal to the product of (1) the number of shares of Callon common stock subject to the Company MSU immediately prior to the Effective Time reflecting achievement of the applicable performance metrics at the greater of (A) the performance level determined in accordance with the performance criteria provided in the applicable award agreement, and (B) the target performance level, multiplied by (2) the Exchange Ratio. Each such Converted RSU will continue to be governed by the same terms and conditions as were applicable to the corresponding Company MSU immediately prior to the Effective Time;
•Each cash-based long-term incentive award other than a Cash SAR Award or Company Phantom Stock Unit (in each case, as defined below) (each, a “Company CPU”) will be assumed by APA and continue to be governed by the same terms and conditions as were applicable to the corresponding Company CPU immediately prior to the Effective Time, with achievement of the applicable performance metrics reflected at the greater of (1) the performance level determined in accordance with the performance criteria provided in the applicable award agreement and (2) the target performance level;
•Each cash-settled stock appreciation right (each, a “Cash SAR Award”) will be assumed by APA and converted into an award of cash-settled stock appreciation rights with respect to shares of APA common stock (each, a “Converted Cash SAR Award”), (1) with the number of shares of APA common stock subject to such Converted Cash SAR Award equal to the number of shares of Callon common stock subject to the Cash SAR Award as of immediately prior to the Effective Time, multiplied by the Exchange Ratio, rounded down to the nearest whole number of shares, and (2) with the exercise price per share of the Converted Cash SAR Award equal to the exercise price per share of the Cash SAR Award as of immediately prior to the Effective Time, divided by the Exchange Ratio, rounded up to the nearest whole cent. Each Converted Cash SAR Award will continue to be governed by the same terms and conditions as were applicable to the corresponding Cash SAR Award immediately prior to the Effective Time; and
•Each phantom stock unit (each, a “Company Phantom Stock Unit”) will immediately vest in full and be converted into the right to receive an amount in cash determined in accordance with the terms of the Company Stock Plans and the applicable award agreement, payable by the surviving corporation no later than five business days following the Effective Time, less any required withholding.
The board of directors of Callon has unanimously (1) determined that the Merger Agreement and the transactions contemplated thereby are in the best interests of, and advisable to, Callon and Callon shareholders, (2) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, (3) resolved to recommend that Callon stockholders approve the Merger Agreement and the transactions contemplated thereby, and (4) approved the execution, delivery, and performance by Callon of the Merger Agreement and the consummation of the transactions contemplated thereby.
The completion of the Merger is subject to satisfaction or waiver of certain customary mutual closing conditions, including (1) the receipt of the required approvals from Callon shareholders and APA shareholders, (2) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (3) the absence of any governmental order or law prohibiting consummation of the Merger, (4) the effectiveness of the registration statement on Form S-4 to be filed by APA, pursuant to which the shares of APA common stock to be issued in connection with the Merger will be registered with the U.S. Securities and Exchange Commission (the “SEC”), and (5) the APA common stock to be issued pursuant to the Merger Agreement being authorized for listing on the Nasdaq Stock Market. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions), the other party having performed in all material respects its obligations under the Merger Agreement, and the non-occurrence of any material adverse effect with respect to the other party since the date of the Merger Agreement.
The Merger Agreement contains customary representations and warranties of Callon and APA relating to their respective businesses, financial statements, and public filings, in each case generally subject to customary materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of Callon and APA, including covenants relating to conducting their business in all material respects in the ordinary course consistent with past practice and refraining from taking certain specified actions without the other party’s consent, in each case, subject to specified exceptions.
Callon and APA have agreed to use their reasonable best efforts to obtain the expiration or termination of the waiting period under the HSR Act as promptly as practicable and any other governmental approval required in connection with the Merger. Callon and APA have also agreed to use their reasonable best efforts to avoid or eliminate any impediments under antitrust laws so as to enable the closing to occur as soon as reasonably practicable, subject to certain limitations set forth in the Merger Agreement.
The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, each of Callon and APA will be subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties, and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions. Subject to certain exceptions, Callon is required to call a meeting of its shareholders to approve the Merger Agreement and to recommend that its shareholders approve the Merger Agreement. Subject to certain exceptions, APA is required to call a meeting of its shareholders to approve the issuance of the shares of common stock of APA (the “APA Stock Issuance”) and to recommend that its stockholders approve the APA Stock Issuance.
The Merger Agreement contains certain termination rights for each of APA and Callon, including, among others, (1) the ability to terminate the Merger Agreement if the consummation of the Merger does not occur on or before October 3, 2024 (the “Termination Date”), except that the Termination Date will automatically be extended by three months and by the mutual agreement of the parties for an additional three months, in each case, if the closing has not occurred by what would otherwise be the Termination Date for antitrust reasons, but all other conditions to closing have been satisfied or waived (except for those conditions that by their nature are to be satisfied at closing), and (2) subject to compliance with certain requirements and payment of a termination fee (described below), the ability to terminate the Merger Agreement to enter into a definitive agreement for an alternative acquisition proposal superior to the Merger.
Upon termination of the Merger Agreement under specified circumstances, including, among others, the (i) termination by APA to enter into a definitive agreement for a superior alternative acquisition proposal than the Merger, (ii) the termination by Callon in the event of a change of recommendation or the approval of a definitive agreement in connection with a competing acquisition proposal by the APA board of directors, or (iii) termination by Callon because APA materially breached its non-solicitation obligations with respect to competing acquisition proposals (subject to certain exceptions), APA would be required to pay Callon a termination fee of $170 million. In addition, upon termination of the Merger Agreement under specified circumstances, including, among others, (1) termination by Callon to enter into a definitive agreement for a superior alternative acquisition proposal than the Merger, (2) termination by APA in the event of a change of recommendation or the approval of a definitive agreement in connection with a competing acquisition proposal by the Callon board of directors, or (3) termination by APA because Callon materially breached its non-solicitation obligations with respect to competing acquisition proposals (subject to certain exceptions), Callon would be required to pay APA a termination fee of $85 million.
In addition, if the Merger Agreement is terminated because of a failure of Callon’s shareholders or APA’s shareholders to approve the applicable proposals relating to the Merger, the party whose shareholders failed to approve the applicable proposal will be required to reimburse the other party for its transaction-related expenses in an amount not to exceed $24 million (if Callon is the payor) or $48 million (if APA is the payor). In no event will either party be entitled to receive more than one termination fee, net of any expense reimbursement.
Prior to the closing date, APA is required to take all necessary actions to cause a current member of the board of directors of Callon, who is selected by Callon’s board of directors and is reasonably acceptable to APA, to be appointed to the board of directors of APA immediately following the Effective Time.
The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.
The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Callon. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger

Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Callon’s public disclosures.
Item 8.01. Other Events
On January 4, 2024, Callon and APA issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
On January 4, 2024, in connection with the announcement of the Merger Agreement, Callon and APA held a joint conference call available to investors and the public. The presentation (the “Investor Presentation”) used for reference during such call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of January 3, 2024, by and among APA Corporation, Astro Comet Merger Sub Corp., and Callon Petroleum Company.
99.1	Joint press release, dated January 4, 2024, issued by Callon Petroleum Company and APA Corporation.
99.2	Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K.
No Offer or Solicitation
Communications in this Current Report on Form 8-K relate to the proposed Merger. Communications in this Current Report on Form 8-K are for informational purposes only and are not intended to and do not constitute an offer to sell or a solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, with respect to the proposed Merger or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).
Additional Information and Where to Find It
In connection with the proposed Merger, APA will file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a joint proxy statement of Callon and APA and a prospectus of APA (the “Joint Proxy Statement/Prospectus”). The proposed Merger will be submitted to Callon’s stockholders and APA’s stockholders for their consideration. Callon and APA may also file other documents with the SEC regarding the proposed Merger. The definitive Joint Proxy Statement/Prospectus will be sent to the stockholders of Callon and APA. This Current Report on Form 8-K is not a substitute for the Registration Statement and Joint Proxy Statement/Prospectus that will be filed with the SEC or any other document that Callon or APA may file with the SEC and send to Callon’s stockholders and/or APA’s stockholders in connection with the proposed Merger. INVESTORS AND SECURITY HOLDERS OF CALLON AND APA ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CALLON, APA, THE PROPOSED MERGER, THE RISKS RELATED THERETO AND RELATED MATTERS.
Investors and security holders will be able to obtain free copies of the Registration Statement and Joint Proxy Statement/Prospectus, as each may be amended or supplemented from time to time, and all other relevant documents that are filed or will be filed with the SEC (when they become available) through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Callon will be made available free of charge on Callon’s website at http://www.callon.com under the “Investors” tab or by contacting Callon’s Investor Relations Department at (281) 589-5200 or IR@callon.com. Copies of documents filed with the SEC by APA will be available free of charge on APA’s website at https://www.apacorp.com.

Participants in the Proxy Solicitation
Callon, APA and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Callon’s stockholders and APA’s stockholders in connection with the proposed Merger. Information regarding the executive officers and directors of Callon is included in its definitive proxy statement for its 2023 annual meeting filed with the SEC on March 13, 2023 and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing Callon’s website at http://www.callon.com. Information regarding the executive officers and directors of APA is included in its definitive proxy statement for its 2023 annual meeting filed with the SEC on April 11, 2023 and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing APA’s website at http://www.apacorp.com. Investors may obtain additional information regarding the participants in the solicitations and a description of their direct and indirect interests, by security holdings or otherwise, by reading the Registration Statement, Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed Merger when they become available. Stockholders of Callon and APA, potential investors and other readers should read the Joint Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions.
Cautionary Statement Regarding Forward-Looking Information
Certain statements in this Current Report on Form 8-K concerning the proposed Merger, including any statements regarding the expected timetable for completing the proposed Merger, the results, effects, benefits and synergies of the proposed Merger, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Callon’s or APA’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely,” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.
These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, failure to obtain the required votes of Callon’s stockholders or APA’s stockholders to approve the Merger and related matters; the risk that a condition to closing of the proposed Merger may not be satisfied, that either party may terminate the Merger Agreement or that the closing of the proposed Merger might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger; the diversion of management time on Merger-related issues; the ultimate timing, outcome and results of integrating the operations of Callon and APA; the effects of the business combination of Callon and APA, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the Merger; the effects of commodity price changes; and the risks of oil and gas activities. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.
Additional factors that could cause results to differ materially from those described above can be found in Callon’s Annual Report on Form 10-K for the year ended December 31, 2022 and in its subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, each of which is on file with the SEC and available on Callon’s website at http://www.callon.com under the “Investors” tab, and in other documents Callon files with the SEC, and in APA’s Annual Report on Form 10-K for the year ended December 31, 2022 and in its subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, each of which is on file with the SEC and available on APA’s website at http://www.apacorp.com under the “Investors” tab, and in other documents APA files with the SEC.
All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Callon nor APA assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

January 4, 2024	/s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President and Chief Executive Officer